Earnings per share	12 Months Ended
Dec. 31, 2017
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Earnings per share
22.	Earnings per share

The basic earnings per share is computed by dividing the net income attributable to owners of Turquoise Hill by the weighted average number of common shares outstanding during the period. All stock options and share purchase warrants outstanding at each period end have been excluded from the weighted average share calculation. As at December 31, 2017, the number of potentially dilutive shares excluded from the earnings per share calculation due to anti-dilution is 151,042 (December 31, 2016 – 984,369).